Exhibit 10.47

RESTRUCTURING AGREEMENT

This Restructuring Agreement (the “Agreement”) is made as of November 30, 2006 between EQUITYCO, L.L.C., a Nevada limited liability company (“EquityCo”), MEZZCO, L.L.C., a Nevada limited liability company (the “Company”), OPBIZ, L.L.C., a Nevada limited liability company (“OpBiz”),the noteholders a party to this Agreement (the “Purchasers”), the warrantholders party to this Agreement (the “Warrantholders”, and together with the Purchasers, the “Securityholders”) and Post Advisory Group, L.L.C., a Delaware limited liability company (the “Collateral Agent”).

RECITALS

WHEREAS, the Company, OpBiz and Securityholders entered into that certain Securities Purchase Agreement dated as of August 9, 2004 (the “Securities Purchase Agreement”), pursuant to which Company issued to the Securityholders (i) 16% Senior Subordinated Secured Notes to the Purchasers in the original aggregate principal amount of Eighty Seven Million Dollars ($87,000,000) (the “Notes”, and together with the Securities Purchase Agreement, and all other documents executed and in effect in connection with the Securities Purchase Agreement, the “Notes Documents”), (ii) warrants of the Company for the purchase (subject to adjustment as provided for therein) of an aggregate of 17,500 Units representing Interests consisting of (a) Class B Units of the Company or (b) if the holders thereof so elect, either Class A Units of the Company or a combination of Class A Units and Class B Units, all exercisable at a price per unit of $0.01 (subject to adjustment), as more fully described therein (the “Warrants”) and (iii) upon exercise of the Warrants (or any of them) the issuance of the Warrant Interests referenced therein and as more fully described in that certain Investor Rights Agreement dated as of August 9, 2004 (the “Investor Rights Agreement”) by and among the Company, OpBiz, L.L.C., a Nevada limited liability company (“OpBiz”) and the Warrantholders signatory thereto from time to time;

WHEREAS, pursuant to Section 2.1(a) of the Securities Purchase Agreement, the Notes are scheduled to mature on August 9, 2011 and the Company is not permitted to voluntarily redeem the Notes on the date hereof, as further provided in Section 2.6.2 of the Securities Purchase Agreement;

WHEREAS, the Company has indicated (i) its desire to enter into that certain credit facility with Column Financial Inc., in the aggregate principal amount of up to $820,000,000 (the “Refinancing”), and (ii) that it desires to use a portion of the proceeds from the Refinancing to voluntarily redeem the Notes in full for an aggregate cash payment equal to $150,000,000 plus the applicable per diem amount described in the payoff letter attached as Exhibit 2(a)(ii) hereto  (the “Prepayment”);

WHEREAS, the Company has requested that (i) the Purchasers consent to the Refinancing and the Prepayment, (ii) the Securityholders agree to a one-time limited waiver of certain defaults by the Company under the Amended and Restated Loan and Facilities Agreement dated as of August 9, 2004 by and between OpBiz, the Lenders signatory thereto from time to time and The Bank of New York, Asset Solutions Division, as administrative agent and collateral agent, and any successor agent appointed thereto from time to time (the “Senior Agent”), such defaults as disclosed in BH/RE L.L.C.’s (a Nevada limited liability company) Form 10-Q for the period ended June 30, 2006 (the “Disclosed Default”), (iii) the Purchasers

agree to terminate the Securities Purchase Agreement in its entirety (the “SPA Termination”), (iv) the Securityholders release OpBiz, from its Guaranteed Obligations, as defined in, and pursuant to, that certain Guaranty Agreement, dated as of August 9, 2004 (the “OpBiz Guaranty”) and executed by OpBiz in favor of the Purchasers (as defined therein) and the Collateral Agent (the “Guaranty Release”), (v) the Securityholders release the Company from its pledge of the Collateral, as defined in, and pursuant to, that certain Pledge Agreement, dated as of August 9, 2004 (the “MezzCo Pledge”), and executed by the Company in favor of the Collateral Agent (the “Pledge Release”), (vi) the Securityholders release their Security Interest, as defined in, and pursuant to, that certain Security Agreement, as amended by that certain Amendment to Security Agreement, in each case dated as of August 9, 2004 and executed by the Company in favor of the Collateral Agent (the “Security Release”), (vii) the Securityholders release the Deed of Trust, dated as of August 9, 2004 and executed by the Company in favor of the Trustee (as defined therein) for the benefit of the Collateral Agent, as Beneficiary thereunder (the “Real Property Release”), and (viii) the Securityholders release the Securities Account, as defined in, and pursuant to, that certain Securities Account Control Agreement, dated as of August 9, 2004 and executed by the Company, the Collateral Agent and Wells Fargo Bank, N.A., as Intermediary thereunder (the “Account Release” and collectively with the Guaranty Release, the Pledge Release, the Security Release and the Real Property Release, the “Releases”);

WHEREAS, the Securityholders are willing to consent to the Refinancing and the Prepayment, and agree to the SPA Termination and the Releases, on the terms and conditions as provided herein, including, without limitation, satisfaction in full of the conditions provided in Section 3 hereof; and

WHEREAS, in connection with the SPA Termination and the Refinancing,  the Company and the Warrantholders have determined that it is in their best interest to, and hereby agree to enter into, an Amended and Restated Investor Rights Agreement dated as of the date hereof (the “A&R Investor Rights Agreement”) and to amend and restate the Warrants (each an “A&R Warrant” and collectively the “A&R Warrants”).

NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Defined Terms.  All capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

2.             Consent, Waiver, Termination and Releases.  Subject to satisfaction in full of the Restructuring Conditions (as defined below):

(a)           The Purchasers hereby consent to the Refinancing and the Prepayment, as more fully provided in the Release, Consent and Waiver, by and among the Company and the Securityholders, dated as of the date hereof and attached hereto as Exhibit 2(a)(i) (the “Release, Consent and Waiver”), and subject to the terms and conditions of the payoff letter, executed by the Purchasers on or about the date hereof and attached hereto as Exhibit 2(a)(ii).

(b)           The Securityholders hereby agree to waive the Disclosed Default, as more fully provided in the Release, Consent and Waiver.

(c)           The Warrantholders hereby agree that, notwithstanding any provisions in the Warrants or the Investor Rights Agreement to the contrary, no adjustments to the Warrants, as provided in Section 2 of the Warrants, will be made to any Warrant in respect of the Refinancing or the Disclosed Default.

(d)           The Purchasers and the Company hereby agree to the SPA Termination.

(e)           The Purchasers hereby agree to each of the Releases, as more fully provided in the Release, Consent and Waiver, and with respect to the Real Property Release, as additionally provided in that certain Release of Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated on or about the date hereof, recorded with Chicago Title Agency of Nevada, Inc., as Trustee and attached hereto as Exhibit 2(d).  The parties hereto shall cause all Releases to be filed and released or terminated, as the case may be, and the certificate representing the membership interest in OpBiz to be returned to the Company on the date hereof.

(f)            The Purchasers hereby agree to effect the ICA Termination, as defined below.

3.             Effectiveness of this Agreement.  This Agreement and all consents, waivers, terminations, releases, or other acts pursuant to Section 2 herein or otherwise shall become effective only upon the satisfaction in full of the following conditions precedent (which shall be the “Restructuring Conditions”):

(a)           The Purchasers shall have received a wire transfer in the aggregate amount of $150,000,000 in immediately available funds, together with the per diem amount referenced in the payoff letter, to be allocated amongst the Purchasers as set forth on Schedule 3(a) attached hereto.

(b)           The Warrantholders, shall have received a certificate from an Approved Officer of the Company (the “Closing Certificate”), in form reasonably satisfactory to the Warrantholders, and in any event certifying a true and complete copy of the Refinancing Documents shall have been delivered to the Warrantholders, and a fully executed Closing Certificate shall be attached hereto as Exhibit 3(b).

(c)           EquityCo shall have entered into a guaranty, dated the date hereof, with  the Warrantholders, on substantially the same terms as the OpBiz Guaranty (the “EquityCo Guaranty”), and a fully executed EquityCo Guaranty shall be attached hereto as Exhibit 3(c).

(d)           EquityCo shall have entered into a pledge agreement, dated the date hereof, for the benefit of the Warrantholders, on substantially the same terms as the MezzCo Pledge (the “EquityCo Pledge”), and a fully executed EquityCo Pledge shall be attached hereto as Exhibit 3(d).

(e)           The Warrantholders and the Collateral Agent shall have executed and delivered that certain First Amendment to Collateral Agency Agreement, dated the date hereof, in form and substance satisfactory to the Warrantholders, providing that the definition of “Pledged Collateral” in that certain Collateral Agency Agreement, dated as of August 9, 2004, shall include only the Collateral as defined in the EquityCo Pledge, and that “Collateral Documents” therein shall include only the EquityCo Pledge (the “First Amendment to

Collateral Agency Agreement”), and a fully executed First Amendment to Collateral Agency Agreement shall be attached hereto as Exhibit 3(e).

(f)            OpBiz, Planet Hollywood International, Inc., a Delaware corporation, Planet Hollywood Memorabilia, Inc., a Florida Corporation, Planet Hollywood (Region IV), Inc., a Minnesota corporation, and the Warrantholders shall have entered into that certain Amended and Restated License Subordination Agreement, dated the date hereof, on terms satisfactory to the Warrantholders (the “A&R License Subordination Agreement”), and a fully executed A&R License Subordination Agreement shall be attached hereto as Exhibit 3(f).

(g)           The Company shall have entered into the A&R Investor Rights Agreement with each of the Warrantholders, on terms satisfactory to the Warrantholders and dated the date hereof, and a fully executed copy of the A&R Investor Rights Agreement  shall be attached hereto as Exhibit 3(g).

(h)           The form of the A&R Warrants shall have been agreed upon by the Company and the Warrantholders (the A&R Warrants, together with this Agreement, the Closing Certificate, the EquityCo Guaranty, the EquityCo Pledge, the Amendment to Collateral Agency Agreement, the A&R License Subordination Agreement and the A&R Investor Rights Agreement are collectively referred to herein as the “Restructuring Documents”), and the form of A&R Warrant shall be attached hereto as Exhibit 3(h).

(i)            The Senior Agent, the Company and OpBiz shall have executed and delivered to the Securityholders that certain acknowledgement of termination with respect to the Intercreditor Agreement (Senior Debt), dated the date hereof, in form and substance satisfactory to the Purchasers, providing that the Intercreditor Agreement (Senior Debt) is no longer in force and effect (the “ICA Termination”), and a fully executed ICA Termination shall be attached hereto as Exhibit 3(i).

(j)            The Company and the Securityholders shall have received counterparts hereof, duly executed and delivered by the Company and the Securityholders;

(k)           The Company shall have obtained all consents and approvals, other than the Gaming Approvals described in Section 3.10 of the A&R Investor Rights Agreement, furnished such notices and submitted such registrations or taken such other necessary action to consummate the transactions contemplated hereby;

(l)            The Securityholders shall have received an opinion of counsel to the Company and EquityCo as to the enforceability of this Agreement and the other Restructuring Documents to which the Company or EquityCo is a party, together with  a certificate of the Secretary of the Company and EquityCo, as applicable, evidencing authorization of the same, in form and substance reasonably satisfactory to the Securityholders.

(m)          All fees and expenses of the Securityholders in connection with the transactions contemplated by this Agreement and the other Restructuring Documents (including without limitation, legal fees and expenses) have been paid by the Company.

4.     Release.  The parties hereto agree as follows:

(a)           EquityCo, the Company and OpBiz (on behalf of themselves and their Subsidiaries),  each hereby remises, releases, acquits, satisfies and forever discharges the Collateral Agent and the Securityholders, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Collateral Agent or the Securitiyholders, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or on or prior to the date hereof, may have after the date hereof against the Collateral Agent or the Securityholders, their agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Collateral Agent or the Securityholders (“4(a) Releasees”), for, upon or by reason of any matter, cause or thing whatsoever related to the Notes Documents through the date hereof.  Without limiting the generality of the foregoing, EquityCo, the Company and OpBiz, on behalf of themselves and their Subsidiaries, each waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest any conduct of the Collateral Agent, the Securityholders or other 4(a) Releasees on or prior to the date hereof.

(b)           Collateral Agent and the Securityholders each hereby remises, releases, acquits, satisfies and forever discharges EquityCo, the Company and OpBiz, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of EquityCo, the Company or OpBiz, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or on or prior to the date hereof, may have after the date hereof against EquityCo, the Company or OpBiz, their agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of EquityCo, the Company and OpBiz (“4(b) Releasees”, and together with 4(a) Releasees, the “Releasees”), for, upon or by reason of any matter, cause or thing whatsoever related to the Notes Documents and the Warrant through the date hereof; provided, however, that the foregoing shall not release EquityCo, the Company and OpBiz from (i) any breach of the Restructuring Documents, (ii) its obligation to indemnify the Securityholders pursuant to the Securities Purchase Agreement for events that occurred on or prior to the date hereof, and (iii) the consequences of any “Default” or “Event of Default” (as such terms are defined in the Securities Purchase Agreement) existing on or prior to the date hereof that has not been previously disclosed to the Securityholders, and that would constitute a breach of the covenants incorporated by reference into the A&R Warrants, if the A&R Warrants had been issued on the date hereof.

5.     Termination.  Upon satisfaction of all Restructuring Conditions described herein, and subject to anything contained in this Agreement or in the other Restructuring Documents to the contrary, each of the Securities Purchase Agreement and the other Notes Documents (other than the Restructuring Documents) is hereby terminated, and shall be of no further force and effect, and no party to the Securities Purchase Agreement and the other Notes Documents shall have any further rights, obligations or liabilities whatsoever under such agreements.

6.     Representations and Warranties.  EquityCo, the Company and the Securityholders (only with respect to Section 6(a) and 6(b) below) each represents, warrants and covenants that as of the date hereof (and after giving effect to the amendments and consent contained herein):

(a)           such party is duly authorized to execute and deliver this Agreement and the other Restructuring Documents.

(b)           the execution, delivery and performance of this Agreement by each party and the other Restructuring Documents have been duly authorized by all necessary action of such party and do not and will not, with respect to each such party, require any registration with, consent or approval of, notice to or action by, any Person (including any governmental agency) in order to be effective and enforceable by such party other than Gaming Approval and other approvals that have already been obtained.  This Agreement and the other Restructuring Documents constitute, and when executed, the A&R Warrants will, constitute the legal, valid and binding obligations of each party hereto and thereto, as applicable, enforceable against each in accordance with their terms.  As of the date hereof, and as of the time each Securityholder delivers its certificate evidencing the Note and /or Warrant for delivery to the Company, each such Securityholder represents and warrants to be the lawful record owner of such Securityholder’s respective Note and /or Warrant, as the case may be, and to hold record title to such Note and /or Warrant, as the case may be, free of any Liens.

(c)           except as set forth on Schedule 6(c) attached hereto, the representations and warranties of the Company contained in this Agreement, the other Restructuring Documents and the Securities Purchase Agreement are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct in all material respects as of such other date.

(d)           except as set forth on  Schedule 6(d) attached hereto, as of date hereof there shall exist no Event of Default and no condition, event or act that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default.

7.     Negotiations.  EquityCo, the Company and OpBiz stipulate and agree that this Agreement and each of the other Restructuring Documents are products of and result from arms-length negotiations between the parties and that neither the Securityholders nor any other party has exerted or attempted to exert improper or unlawful pressure in connection with the execution or delivery of this Agreement or any of the other Restructuring Documents.  Without in any way limiting the foregoing, each of the parties hereto stipulates and agrees that at all times during the course of the negotiations surrounding the execution and delivery of this Agreement and the other Restructuring Documents, such party has, to the extent deemed necessary or advisable in its sole discretion, been advised and assisted by competent counsel of its own choosing, and that counsel has been present and actively participated in the negotiations surrounding this Agreement and the other Restructuring Documents.

8.     Costs and Expenses.  EquityCo and the Company each jointly and severally agrees to pay on demand all reasonable and reasonably documented fees and out-of-pocket expenses of designated counsel to the Securityholders in connection with the transactions contemplated by this Agreement and the other Restructuring Documents.

9.     Delivery of Notes and Warrants.  As promptly as practicable after consummating the transactions contemplated hereby, each Securityholder shall deliver to the Company the Note or

Notes held by such Securityholder (or such other evidence indicating such Note or Notes have been lost, stolen or misplaced, in the form of an affidavit reasonably acceptable to the Company).  In the event the Company obtains the Gaming Approvals described in Sections 3.9 and 3.10 of the A&R Investor Rights Agreement, prior to receipt by any Securityholder of such Securityholder’s  A&R Warrant or A&R Warrants, as the case may be, such Securityholder shall have delivered  its Note(s) and / or its Warrant(s) (or such affidavit) to the Company.

10.   Indemnification.  The Company, EquityCo and each of their Subsidiaries (collectively, the “Indemnitors”) agree, jointly and severally, to indemnify, pay and hold each of the Securityholders and the partners, members, officers, directors, employees, beneficiaries, customers, attorneys and agents of each of the Securityholders (collectively, the “Indemnitees”) harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of (i) this Agreement, the Notes, the Warrants, and the other Restructuring Documents and all other matters related thereto or in connection therewith, (ii) the violation of any securities law by the Indemnitors in connection with or otherwise affecting the transactions contemplated by this Agreement (other than securities law violations by the Indemnitors resulting from a breach of the representations made by any Indemnitee under Section 2.1 of the A&R Investor Rights Agreement,  (iii) the failure of any of the parties (other than the Indemnities) to the Restructuring Documents to comply with any law, rule or regulation applicable to the transactions contemplated thereby or (iv) violations of any Environmental Law by the Indemnitors with respect to the Premises (the “Indemnified Liabilities”); provided that the Indemnitors shall have no obligation to an Indemnitee hereunder with respect to (a) Indemnified Liabilities which are determined by a final court decision or arbitral award to have resulted from the gross negligence or willful misconduct of that Indemnitee or (b) any intentional violation of the Gaming Laws by an Indemnitee.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under Applicable Law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.  The provisions of this Section 10 will survive the termination of this Agreement and the issuance of the Warrant Interests unless agreed in writing by the applicable Indemnitors and each affected Indemnitee.  NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY RESTRUCTURING DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY, MULTIPLE OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY RESTRUCTURING DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

11.   GOVERNING LAW.  THIS AGREEMENT AND THE OTHER RESTRUCTURING DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

12.   WAIVER OF JURY TRIAL, ETC.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER RESTRUCTURING DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER RESTRUCTURING DOCUMENTS, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR ANY OTHER RESTRUCTURING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed or caused this Agreement to be executed under seal as of the day and year first above written.

EQUITYCO:

EQUITYCO, L.L.C., a Nevada limited liability company

By:
Title:

THE COMPANY:

MEZZCO, L.L.C., a Nevada limited liability company

By:
Title:

OPBIZ:

OPBIZ, L.L.C., a Nevada limited liability company

By: MEZZCO, L.L.C., a Nevada limited liability company, its sole member

By:
Title:

COLLATERAL AGENT:

POST ADVISORY GROUP, LLC

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

SECURITYHOLDERS:

POST TOTAL RETURN MASTER FUND, L.P.

By:	Post Advisory Group, LLC, its General Partner

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

POST DISTRESSED MASTER FUND, L.P.

By:	Post Advisory Group, LLC, its Authorized Agent

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

STATE OF SOUTH DAKOTA RETIREMENT SYSTEM FUND

By:	Post Advisory Group, LLC, its Authorized Agent

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

DB DISTRESSED OPPORTUNITIES MASTER PORTFOLIO LTD.

By:	Post Advisory Group, LLC, its Authorized Agent

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

MW POST PORTFOLIO FUND, LTD.

By:	Post Advisory Group, LLC, its Authorized Agent

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

THE OPPORTUNITY FUND LLC

By:	Post Advisory Group, LLC, its Managing Member

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

HFR DS OPPORTUNITY MASTER TRUST

By:	Post Advisory Group, LLC, its Authorized Agent

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

POST HIGH YIELD, L.P.

By:	Post Advisory Group, LLC, its General Partner

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

POST BALANCED FUND, L.P.

By:	Post Advisory Group, LLC, its General Partner

By:
	Name:	Lawrence A Post
	Title:	Chief Investment Officer

Address for notice:
c/o Post Advisory Group, LLC
11755 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90025

SPHINX DISTRESSED FUND SPC, a Cayman Islands company (in Official Liquidation pursuant to an Order of the Grand Court dated 28 July 2006)

By: Kenneth Krys
Title: Joint Official Liquidator

By: Christopher Stride
Title: Joint Official Liquidator

CANPARTNERS INVESTMENTS IV, L.L.C.

By:
Name:
Title:

Address for notices
c/o Canyon Capital Advisors, L.L.C.
9665 Wilshire Boulevard, Suite 200
Beverly Hills, CA 90212

CONTINENTAL CASUALTY COMPANY

By:
Name:
Title:

Address for notices:
333 South Wabash Avenue — 23 South
Chicago, IL 60604

JOHN HANCOCK HIGH YIELD FUND

By:
Name:	Ismail Gunes
Title:	Vice President Investment Operations

Address for notices:
101 Huntington Avenue
Boston, MA 02199

Notification for Future corporate actions etc (both required):
c/o Bank of New York Securities Department
P.O. Box 11,203
New York, NY 10249
Fax: (617) 330-6583

John Hancock High Yield Fund
c/o John Hancock Advisers, LLC
Attn: Investment Operations, 7th Floor
Private Placement Corporate Actions
101 Huntington Avenue
Boston, MA 02199-7603
Fax: (617) 375-4808

COCHRAN ROAD, LLC

By:
	Name:	Steven Golub
	Title:	Attorney-in-Fact

Address for notices:
225 Broadway, Suite 1515
New York, NY 10007

YORK CREDIT OPPORTUNITIES FUND, L.P.

By:
	Name:	Adam J. Semler
	Title:	Chief Financial Officer

Address for notices:
767 Fifth Avenue, 17th Floor
New York, NY 10153

JEFFREY D. BENJAMIN

Address for notices:
133 East 64th Street
New York, NY 10021

EXHIBIT 2(a)(i)

RELEASE, CONSENT AND WAIVER

EXHIBIT 2(a)(ii)

PAYOFF LETTER

EXHIBIT 2(d)

RELEASE OF DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING

EXHIBIT 3(b)

CLOSING CERTIFICATE

EXHIBIT 3(c)

EQUITYCO GUARANTY

EXHIBIT 3(d)

EQUITYCO PLEDGE

EXHIBIT 3(e)

FIRST AMENDMENT TO COLLATERAL AGENCY AGREEMENT

EXHIBIT 3(f)

A&R LICENSE SUBORDINATION AGREEMENT

EXHIBIT 3(g)

A&R INVESTOR RIGHTS AGREEMENT

EXHIBIT 3(h)

A&R WARRANTS

EXHIBIT 3(i)

ICA TERMINATION

SCHEDULE 3(a)

PURCHASER  ALLOCATIONS

[see attached spreadsheet]

SCHEDULE 6(c)

SECTION 6(c) DISCLOSURE SCHEDULE

SCHEDULE 6(d)

SECTION 6(d) DISCLOSURE SCHEDULE

Disclosed Defaults (as defined in the Restructuring Agreement).